FIRST AMENDMENT AGREEMENT


          THIS FIRST AMENDMENT AGREEMENT ("First Amendment") is entered into as of March 31, 1998, and is among HOLLYWOOD ENTERTAINMENT CORPORATION an Oregon corporation dba "Hollywood Video" (the "Borrower"), SOCIETE GENERALE, as Agent, DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as Administrative Agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent, the Co-Agents named in the Credit Agreement referred to below, and each of the Lenders, as defined therein, currently party to the Credit Agreement.

                                    RECITALS:

     A. The Borrower, Societe Generale, as Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Administrative Agent, and Goldman Sachs Credit Partners L.P., as Documentation Agent, the Co-Agents named therein and the Lenders are parties to that certain Revolving Credit Agreement dated as of September 5, 1997, providing initially for a revolving credit facility in the maximum principal amount of $300,000,000 (as from time to time amended, supplemented or restated, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     B. The parties desire to amend the Credit Agreement to modify certain of the terms and conditions of the Loan Documents.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions.

          1.1 Amendments to Definitions. The definition of each of the following terms is hereby amended to read in its entirety as set forth below:

          "EBITDA" means, for any Person for any period, such Person's net income (or net loss), excluding any extraordinary gains or losses and taxes associated therewith, plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, and (e) all other noncash items deducted for purposes of determining net income (other than items that will require cash payments and for which an accrual or reserve is, or is required under GAAP, to be made), in each case determined on a consolidated basis in accordance with GAAP for such Person for such period; provided, however, that in determining net income (or net loss) for Borrower (x) for any period that includes the three months ended March 31, 1997, there shall be excluded the nonrecurring $18.9 million pre-tax expense related to the settlement in such period of the securities class action lawsuit Murphy v. Hollywood Entertainment Corporation et al.; and
     (y) for any period that includes the three months ended

     March 31, 1998, there shall be excluded the nonrecurring $4.6 million pre-tax expense related to Borrower's proposed tender offer for its own shares.

     2. Amendments to Article II.

     2.1 Additional Provision Regarding Interest. There is hereby added to
Section 2.6.1 of the Credit Agreement a new Section 2.6.1(e), reading in its entirety as follows:

                    (e) Notwithstanding anything herein or in any other Loan Document to the contrary, under no circumstances whatsoever shall interest charged in respect of the Loans for the benefit of any Lender, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable to the Loans of such Lender. If such a court determines that any Lender has received interest hereunder in excess of the highest rate applicable to its Loans, such Lender shall, at the Lender's election, either (i) promptly refund such excess interest to the Borrower or (ii) credit such excess to the principal balance of such Lender's Loans. This provision shall control over every other provision of all agreements between the Borrower and any Lender.

          2.2 Amendment of Section 2.9. Section 2.9 of the Credit Agreement is hereby amended to read in its entirety as follows:

          2.9 Notes. The Loans made by each Lender shall, if requested by such Lender, be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A hereto, with appropriate insertions, dated as of the date hereof and payable to the order of such Lender, in the face amount of such Lender's Commitment (all promissory notes so requested and issued, the "Notes"). Each Lender is hereby authorized to record the date and the amount of each Loan it makes, and the date and amount of each payment of principal and interest thereon, (i) on a schedule annexed to its Note, if any, or maintained in connection therewith, or (ii) otherwise in such Lender's records. Any such recordation by any Lender shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that neither the failure to make any such recordation, nor any error in any such recordation, shall affect the Obligations. The election by any Lender not to request the execution and delivery of a Note, or its surrender of a Note for cancellation without requesting the issuance of a replacement Note, shall in no way impair or otherwise adversely affect the Borrower's Obligations to such Lender in respect of the Loans, which Obligations shall be evidenced (or continued to be evidenced) by the Loan Documents. References in the Loan Documents to amounts payable under any Lender's Note shall mean, with respect to a Lender to whom no
     Note is then outstanding, amounts payable to such Lender under the Loan Documents. In connection with any permitted assignment of an interest in the Loans by a Lender to whom no Note is then issued, then, notwithstanding the provisions of Section 9.5.5(b) requiring the surrender by the assigning Lender of its Note, the assignee shall be entitled, upon request, to the issuance to it of a Note reflecting the amount of its Commitment.

     3. Effectiveness. The amendments to the terms of the Credit Agreement provided for herein shall become effective, as of March 31, 1998, immediately upon the execution and delivery by the Borrower, the Agent and Majority Lenders of counterparts hereof; and each reference herein to the effect that any provision of the Credit Agreement is "hereby amended" shall mean that such provision is so amended, effective upon such execution and delivery.

     4. Representations and Warranties. The Borrower represents and warrants to Agent and the Lenders as follows, which representations and warranties shall survive the execution of this First Amendment: except as set forth in the Borrower Disclosure Letter (which indicates which sections of this First Amendment or the Credit Agreement are qualified by the disclosures set forth therein, provided that inadvertent failure to indicate all sections of this First Amendment or the Credit Agreement that a particular disclosure is intended to qualify shall not constitute a breach hereunder):

          4.1 Binding Obligations, Etc. This First Amendment has been duly executed and delivered by the Borrower and constitutes (and the Credit Agreement, as amended hereby constitutes), and the other Loan Documents when duly executed and delivered will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

          4.2 Other Representations and Warranties. Each of the representations and warranties of Borrower set forth in Sections 4.1 through 4.17 of the Credit Agreement is true and correct as if set forth herein in full and made on and as of the date hereof.

          4.3 Absence of Defaults. As of the date hereof, no Event of Default or Default has occurred and is continuing.

     5. Miscellaneous.

          5.1 Execution in Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute a single agreement, and shall not become effective until the parties described in
Section 3 hereof have executed and delivered this First Amendment.

          5.2 Limitation; Certain Acknowledgments.

               5.2.1 Except as expressly provided herein, nothing in this First Amendment shall alter or affect any provision, condition or covenant contained in the Credit Agreement or any other Loan Document, or limit or impair any rights, powers or remedies of the Agent or any Lender thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby or pursuant to another Loan Document executed and delivered in connection with the transactions contemplated hereby.

               5.2.2 The Borrower acknowledges and agrees that the Obligations, as amended pursuant hereto, are intended to, and shall, continue to constitute "Designated Senior Indebtedness" for all purposes of the High Yield Notes and the Indenture. The Borrower shall designate the Agent as the "Representative" of the Lenders for purposes of the Indenture in accordance with the procedures set forth therein, and shall take such action as may be required from time to time under the Indenture to keep each such designation in effect.

               5.2.3 The Borrower's Obligations with respect to Loans made by any Lender who surrenders its Note for cancellation without requesting the issuance of a replacement Note shall in no manner be impaired or otherwise adversely affected by such surrender and cancellation, it being the intent of the parties that such surrender shall not effect a release or other discharge of any of such Obligations.

          5.3 Entire Agreement. This First Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral communications between the parties with respect thereto.

          5.4 Governing Law. This First Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to principles of conflicts of law.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first written above.


                                     BORROWER:

                                     HOLLYWOOD ENTERTAINMENT CORPORATION


                                     By:    DONALD J. EKMAN
                                            ----------------------------------
                                     Name:  Donald J. Ekman
                                            ----------------------------------
                                     Title: Senior Vice President
                                            ----------------------------------


                                     AGENT:

                                          SOCIETE GENERALE


                                     By:    J. BLANE SHAUM
                                            ----------------------------------
                                     Name:  J. Blaine Shaum
                                            ----------------------------------
                                     Title: Regional Manager
                                            ----------------------------------


ADMINISTRATIVE AGENT:                DONALDSON, LUFKIN & JENRETTE SECURITIES
                                     CORPORATION


                                     By:    ERIC SWANSON
                                            ----------------------------------
                                     Name:  Eric Swanson
                                            ----------------------------------
                                     Title: Managing Director
                                            ----------------------------------


DOCUMENTATION AGENT:                 GOLDMAN SACHS CREDIT PARTNERS L.P.


                                     By:    STEPHEN J. McGUIRE
                                            ----------------------------------
                                     Name:  Stephen J. McGuire
                                            ----------------------------------
                                     Title:
                                            ----------------------------------


LENDERS AND CO-AGENTS:               SOCIETE GENERALE


                                     By:    J. BLAINE SHAUM
                                            ----------------------------------
                                     Name:  J. Blaine Shaum
                                            ----------------------------------
                                     Title: Regional Manager
                                            ----------------------------------

                                     DLJ CAPITAL FUNDING, INC.


                                     By:    ERIC SWANSON
                                            ----------------------------------
                                     Name:  Eric Swanson
                                            ----------------------------------
                                     Title: Managing Director
                                            ----------------------------------


                                     GOLDMAN SACHS CREDIT PARTNERS L.P.


                                     By:    STEPHEN J. McGUIRE
                                            ----------------------------------
                                     Name:  Stephen J. McGuire
                                            ----------------------------------
                                     Title:
                                            ----------------------------------


                                     CREDIT LYONNAIS LOS ANGELES BRANCH as a
                                     Co-Agent and a lender


                                     By:    DIANNE M. SCOTT
                                            ----------------------------------
                                     Name:  Dianne M. Scott
                                            ----------------------------------
                                     Title: Vice President and Manager
                                            ----------------------------------


                                     DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                     CAYMAN ISLANDS BRANCH, as a Co-Agent and a Lender


                                     By:    ROBERT WOOD
                                            ----------------------------------
                                     Name:  Robert Wood
                                            ----------------------------------
                                     Title: Director
                                            ----------------------------------


                                     By:    JOEL D. MAKOWSKY
                                            ----------------------------------
                                     Name:  Joel D. Makowsky
                                            ----------------------------------
                                     Title: Assistant Vice President
                                            ----------------------------------


                                     KEYBANK NATIONAL ASSOCIATION,
                                     as a Co-Agent and a Lender


                                     By:    MARY K. YOUNG
                                            ----------------------------------
                                     Name:  Mary K. Young
                                            ----------------------------------
                                     Title: Commercial Banking Officer
                                            ----------------------------------

                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:    JANET JORDAN
                                            ----------------------------------
                                     Name:  Janet Jordan
                                            ----------------------------------
                                     Title: Vice President
                                            ----------------------------------


                                     BARCLAYS BANK PLC, as a Co-Agent and a
                                     Lender


                                     By:
                                            ----------------------------------
                                     Name:
                                            ----------------------------------
                                     Title:
                                            ----------------------------------


                                     THE SUMITOMO BANK, LIMITED


                                     By:    J. H. BROADLEY
                                            ----------------------------------
                                     Name:  J. H. Broadley
                                            ----------------------------------
                                     Title: Vice President
                                            New York Office
                                            ----------------------------------


                                     By:    BRIAN M. SMITH
                                            ----------------------------------
                                     Name:  Brian M. Smith
                                            ----------------------------------
                                     Title: Senior Vice President and
                                            Regional Manager (East)
                                            ----------------------------------


                                     UNION BANK OF CALIFORNIA, N.A.


                                     By:    DAVID E. TAYLOR
                                            ----------------------------------
                                     Name:  David E. Taylor
                                            ----------------------------------
                                     Title: Vice President
                                            ----------------------------------


                                     VAN KAMPEN AMERICAN PRIME RATE INCOME
                                     TRUST


                                     By:    JEFFREY W. MAILLET
                                            ----------------------------------
                                     Name:  Jeffrey W. Maillet
                                            ----------------------------------
                                     Title: Senior Vice President and Director
                                            ----------------------------------


                                     THE BANK OF NOVA SCOTIA


                                     By:    M. BROWN
                                            ----------------------------------
                                     Name:  M. Brown
                                            ----------------------------------
                                     Title: Officer
                                            ----------------------------------

                                     By:    DARYL K. HOGGE
                                            ----------------------------------
                                     Name:  Daryl K. Hogge
                                            ----------------------------------
                                     Title: Officer
                                            ----------------------------------


                                     THE FUJI BANK, LIMITED - SAN FRANCISCO
                                     AGENCY


                                     By:
                                            ----------------------------------
                                     Name:
                                            ----------------------------------
                                     Title:
                                            ----------------------------------


                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                     By:    T. HAYASHI
                                            ----------------------------------
                                     Name:  Mr. Toshihiro Hayashi
                                            ----------------------------------
                                     Title: Senior Vice President
                                            ----------------------------------


                                     THE SAKURA BANK, LTD., SAN FRANCISCO
                                     AGENCY


                                     By:    YOSHI KAZUKAMURA
                                            ----------------------------------
                                     Name:  Yoshi Kazukamura
                                            ----------------------------------
                                     Title: Vice President
                                            ----------------------------------


                                     SUNTRUST BANK CENTRAL FLORIDA, N.A.


                                     By:    JANET P. SAMMONS
                                            ----------------------------------
                                     Name:  Janet P. Sammons
                                            ----------------------------------
                                     Title: Vice President
                                            ----------------------------------


                                     TRANSAMERICA BUSINESS CREDIT CORPORATION


                                     By:    PERRY VANVOULES
                                            ----------------------------------
                                     Name:  Perry Vanvoules
                                            ----------------------------------
                                     Title: Senior Vice President
                                            ----------------------------------


                                     CITY NATIONAL BANK


                                     By:
                                            ----------------------------------
                                     Name:
                                            ----------------------------------
                                     Title:
                                            ----------------------------------

                                     BANQUE WORMS CAPITAL CORPORATION


                                     By:    F. GAMET    /     C. V. VALL
                                            ----------------------------------
                                     Name:  F. Gamet    /     C. V. Vall
                                            ----------------------------------
                                     Title: SVP         /     VP
                                            ----------------------------------


                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By:
                                         -------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------